SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 28, 2013

Biggest Little Investments L.P.

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(Exact name of registrant as specified in its charter)

Delaware 0-16856 13-3368726

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(State or other jurisdic- (Commission File Number) (IRS Employer Identi-

tion of incorporation or fication No.)

organization)

3702 S. Virginia St., Unit G2

Reno, Nevada 89502

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(Address of principal executive (Zip Code)

offices)

(775) 825-3355

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(Registrant's telephone number, including area code)

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Ruled 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13E-4(c))

ITEM 8.01. Other Events and Regulation FD Disclosure.

On March 28, 2013, Biggest Little Investments, L.P. (the "Partnership") announced a cash distribution of $1.70 per unit on the outstanding limited partnership interests of the Partnership to limited partners of record at the close of business on March 28, 2013. The distribution is payable on April 9, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 29th day of March, 2013.

Biggest Little Investments L.P.

By: Maxum LLC

Its General Partner

By: /s/ Ben Farahi

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Ben Farahi

Manager